UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2022

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street	Mt. Pleasant	Michigan	48858-1649
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events
Item 8.01 Other Events.
    On September 9, 2022, Isabella Bank Corporation (the "Corporation") entered into an agreement with Piper Sandler & Co., giving authorization to purchase the Corporation's common stock on behalf of the Corporation during blackout periods. The purchases are subject to certain price, market and volume constraints specified in the agreement. The agreement was established in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The shares will be purchased pursuant to the Corporation's previously announced stock repurchase program and in a manner consistent with applicable laws and regulations, including the requirements of Rule 10b-18 under the Exchange Act.
    This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding potential repurchases by the Corporation of its common stock. By their nature, forward-looking statements are subject to risks, uncertainties, and contingencies, including changes in price and volume and the volatility of the Corporation’s common stock; adverse developments affecting either or both of prices and trading of the Corporation’s securities; and unexpected or unplanned developments with respect to the Corporation’s liquidity. The Corporation does not undertake to update any forward-looking statements, including those contained in this report. For further information regarding risks and uncertainties associated with the Corporation, please refer to the “Risk Factors” section of the Corporation’s SEC filings, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit No.	Description

99.1	Stock Purchase Agreement September 9, 2022
104	Cover page interactive data file - the cover page XBRL tags are embedded within the inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	September 14, 2022	By:	/s/ Jae A. Evans
Jae A. Evans, President & CEO

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Stock Purchase Agreement September 9, 2022
104	Cover page interactive data file - the cover page XBRL tags are embedded within the inline XBRL document